[Logo for The Gabelli Utility Trust omitted]
[Mountain graphic omitted]
Annual Report
December 31, 1999

[Logo for The Gabelli Utility Trust omitted]
Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      The fourth quarter of 1999 was challenging for utility investors. Interest rates continued to rise, with a third Fed tightening in the fourth quarter following two rounds in the second. The 30 year Treasury bond yield rose from 6.06% on September 30 to 6.48% by December 31. Oil prices and a number of commodity prices continued to rise, exacerbating inflationary concerns. In the current nervous market environment, defensive issues typically do well. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing consolidation.

                                             [Photo of Mario J. Gabelli omitted]

                                           [Gabelli Utility Trust logo omitteed]

      Our investments in electric, gas and water utility stocks are being made in a changing economic and regulatory environment. The issues raised from deregulation will impact consumers as well as utility companies. These changes provide investors with opportunity. It is our goal to strategically position our portfolio in those utilities that will be able to take advantage of these changes.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1999, the Gabelli Utility Trust's (the "Trust") net asset value total return was 3.48%. The Lipper Utility Fund Average had a total return of 11.32%, while the Standard & Poor's ("S&P") Utility Index declined 5.38% over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

OUR APPROACH

      Our first spin-off from The Gabelli Equity Trust was in 1994 when we created The Gabelli Global Multimedia Trust. Our belief that telecommunications and entertainment stocks would benefit through globalization proved correct and has provided excellent returns for our investors.

      Our targets today include a lot of B's: banks, brokers, broadcasters, Bell operating companies and BTU (utilities) companies. We believe a portfolio of utility stocks composed of water, gas and electric companies will be another area of opportunity and profit for our shareholders. We therefore look forward to the changes that utilities face, giving us the opportunity to invest in an established industry with a catalyst - deregulation- that will lead to higher valuations. This is a field we are comfortable playing on with our investment methodology, and we believe our shareholders in The Gabelli Utility Trust will be rewarded.

MONTHLY DISTRIBUTIONS

      The Gabelli Utility Trust has set a $.05 per share monthly distribution policy for the year 2000.

WHAT WE DO

      The success of momentum investing in recent years and investor's desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will describe the boring value approach that has seen us through both good and bad for over 23 years at Gabelli Asset Management Company. The accompanying graphic illustrates the interplay among the four components of our valuation approach.

      [Graphic of pyramid omitted--text as follows]

      EPS

      PMV

      MANAGEMENT

      CASH FLOW

      RESEARCH

      [End of Pyramid text]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA), minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity-enhancing goods and services.

COMMENTARY

IMPROVING FUNDAMENTALS BUCKING AN INTEREST RATE HEADWIND

      Electric utilities are in good and improving condition. Those with low generating costs never had very many problems, while the high cost generators have mostly restructured and are poised to recover their riskiest investments and then move on. The biggest challenge facing most companies is how to redeploy capital and rising free cash flow at attractive rates of return. The condition of the gas utilities is generally stable and sound. Water companies (with few exceptions) are doing well, and telecommunication companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. For the time being, the adverse impact of rising interest rates on utility stock prices is overwhelming the underlying strong and improving fundamental outlook for these companies.

      Once rates stabilize the improving earnings and lower risk profile of utility stocks are likely to lead to much better price performance.

      There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the mid-cap and smaller-cap utilities are generally doing fine on their own and over time are likely acquisition targets. Our investments in the electric and natural gas stocks have generally focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities that are driven to bulk up.

DEALS

      As we discussed in our third quarter report, the utility industry is consolidating. Transactions are occurring in water, gas and electric.

      Deregulation has helped create this competition that is being driven by greater cost efficiency. Scale is required in order to spread the intense fixed capital costs, resulting in growth from regional to national to international concerns all competing for substantial market share.

GLOBAL ENTITIES ESTABLISH U.S. PLATFORMS FOR GROWTH

      Large European companies are making their presence felt as they try to establish a platform in the United States for their further expansion and growth. A number of water utilities have been taken over by foreign companies. Kelda Group Plc, a U.K. company operating in Europe and North America, bought out Aquarion, one of the 10 largest investor-owned water utilities in the U.S. Thames Water Plc, another U.K. based company, purchased E'Town, a New Jersey water utility. United Water Resources was bought by the Paris based Suez
Lyonnaise des Eaux. Foreign takeovers of U.S. electric utilities include Scottish Power's acquisition of Oregon based PacifiCorp and the U.K.'s National Grid Group's merger with New England Electric Systems and Eastern Utilities.

DOMESTIC DEALS

      Domestic deals are also part of the equation. Gas utilities in particular have been targeted as companies seek a greater geographical grasp to increase their footprint and gain customers. During 1999 there were over 20 mergers and acquisitions in the gas industry. The deals were both big and small. This past quarter Keyspan (KSE) bought Eastern Enterprises to create the largest gas utility in the Northeast. Energy East Corp. proposed an acquisition of CTG Resources Inc. and Southern Union acquired Rhode Island's Valley Resources.

      One of the more notable acquisitions in the electric industry was the purchase of MidAmerican Energy Holdings Co. for $2.1 billion by a private group including Berkshire Hathaway, the investment company run by famed investor Warren Buffet. Buffet's entry into the energy sector reflects the kind of value play we see in today's competitive, deregulated environment.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENTURYTEL INC. (CTL - $47.375 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.2 million access lines in the South and Midwest. Century Telephone also has over 700,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL has added seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations have nearly doubled Century's revenues. The company recently announced that it is acquiring about 460,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

COLUMBIA ENERGY GROUP (CG - $63.25 - NYSE) is primarily engaged in all phases of the natural gas business, including exploration, production, transmission, storage and distribution. It services over 2.1 million customers in 34 states. Since December, the company has received numerous indications of interest to buy or merge, including an unsolicited proposal from NiSource Inc. (NI - $17.875 -
NYSE) Columbia's Chairman says it will continue to "consider a variety of possible transactions, including a merger, reorganization or the disposition of a material amount of stock or assets".

EASTERN ENTERPRISES (EFU - $57.4375 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Upon completion of the pending merger with EnergyNorth, Eastern will serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,399 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential HVAC equipment installation and service to customers in Massachusetts. Eastern Enterprises has signed a definite merger agreement under which KeySpan Energy (KSE - $23.1875 - NYSE) will acquire all the common stock of Eastern Enterprises for $64.00 per share in cash.

MIDAMERICAN ENERGY HOLDINGS CO. (MEC - $33.6875- NYSE), headquartered in Des Moines, Iowa, generates and distributes energy from a variety of fuel sources including geothermal, natural gas, hydroelectric, nuclear and coal. MidAmerican conducts business all over the world, including the U.S., U.K., the Philippines, Poland and Australia with over 3.3 million customers. An investor group led by renowned investor Warren Buffet of Berkshire Hathaway recently agreed to acquire the company for $35.05 per share.

MONTANA POWER (MTP - 36.0625-NYSE) has performed very well as investors have begun to focus on the value of the company's telecom services subsidiary, TouchAmerica. The company believes that the value of TouchAmerica is still far from fully recognized in Montana Power's share price, and we agree. The company is likely to take TouchAmerica public in the current year and may spin it off to shareholders, actions that we support and which we think will lead to further price appreciation.

UNITED WATER RESOURCES (UWR - $34.1875 - NYSE) is being acquired for $35 a share cash by Suez Lyonnaise des Eaux (LY - 152.0 euros - Paris Bourse), a
Paris-based,   worldwide   leader  in  water  and   wastewater   service.   This
international deal illustrates the consolidation and globalization of an essential utility. United Water was the second largest investor-owned water company in the United States. United Water, which began its operations in New Jersey, has since expanded into 12 states and now serves over 7.5 million people. The company performs a wide range of water related services. With this acquisition, Suez Lyonnaise des Eaux establishes a strong presence in the important and growing U.S. market and sets a precedent in evolving into a powerful, international utility company.

WICOR INC. (WIC - $29.1875 - NYSE), headquartered in Milwaukee, is a diversified holding company whose subsidiaries provide natural gas distribution and manufactures pumps and fluid processing equipment, including filtration equipment. Wicor is the parent company of Wisconsin Gas Company, which is the state's largest gas utility serving about 530,000 customers. In June, Wicor agreed to be acquired by Wisconsin Energy Corporation (WEC - $19.25 - NYSE) for approximately $1.275 billion plus the assumption of $230 million of Wicor debt. The combined companies will serve over one million electric customers in Wisconsin and Michigan's Upper Peninsula and serve more than 920,000 gas customers.

DAILY NAVS DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAV's) for the Gabelli Utility Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGUTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

IN CONCLUSION

      Today's utility companies are moving away from yield and more towards operating growth. Dividend policies are being reconsidered as companies try to extend their geographic reach and acquire companies that will add desired scale. The asset base of utility companies is increasing and accelerating the consolidation process. As a result, we are likely to see more deals in the future. We intend to target companies that are candidates for these acquisitions and provide attractive investment opportunities for our shareholders.


                                   Sincerely,

                                   /s/ signature

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
         Eastern Enterprises                 EnergyNorth Inc.
         United Water Resources Inc.         Eastern Utilities Associates
         Wicor Inc.                          Columbia Energy Group
         CommNet Cellular Inc.               CenturyTel Inc.
         Aquarion Co.                        MidAmerican Energy Holdings Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                                                      MARKET
        SHARES                                          COST          VALUE
        ------                                          ----          ------

     COMMON STOCKS -- 83.0%
                 AGRICULTURE -- 0.1%
         5,000   Cadiz Inc. ......................  $    45,089    $    47,500
                                                    -----------    -----------
                 ENERGY AND UTILITIES: ELECTRIC -- 20.2%
        47,000   Bangor Hydro-Electric Co. .......      762,263        766,687
         5,000   Cleco Corp. .....................      153,250        160,313
        35,000   CMP Group Inc. ..................      942,388        964,687
        58,000   Conectiv Inc. ...................    1,168,863        975,125
        52,000   DPL Inc. ........................      993,351        900,250
        94,000   Eastern Utilities Associates ....    2,799,912      2,849,375
       210,000   El Paso Electric Co.+ ...........    1,895,082      2,060,625
        40,000   Florida Progress Corp. ..........    1,861,054      1,692,500
        21,000   FPL Group Inc. ..................    1,048,050        899,062
        24,000   Illinova Corp. ..................      753,888        834,000
        34,000   IPALCO Enterprises Inc. .........      697,838        580,125
        40,000   Maine Public Service Co. ........      721,100        695,000
        12,000   Niagara Mohawk
                  Holdings Inc. ..................      188,725        167,250
        53,000   SCANA Corp. .....................    1,303,625      1,424,375
        11,000   TECO Energy Inc. ................      233,613        204,187
        10,000   TNP Enterprises Inc. ............      387,163        412,500
        20,000   Unisource Energy Corp. + ........      236,625        223,750
        20,000   United Illuminating Co. .........      881,388      1,027,500
                                                    -----------    -----------
                                                     17,028,178     16,837,311
                                                    -----------    -----------
                 ENERGY AND UTILITIES: INTEGRATED -- 13.8%
        10,000   CH Energy Group Inc. ............      390,162        330,000
        32,000   Cinergy Corp. ...................      883,099        772,000
        80,000   Citizens Utilities Co., Cl B+ ...      930,800      1,135,000
        11,000   Florida Public Utilities Co. ....      206,200        187,000
        10,000   LG&E Energy Corp. ...............      214,969        174,375
        85,000   MCN Energy Group Inc. ...........    2,043,562      2,018,750
        80,000   MidAmerican Energy
                  Holdings Co.+ ..................    2,666,500      2,695,000
        10,000   Montana Power Co. ...............      313,312        360,625
        95,000   Northeast Utilities .............    2,031,386      1,953,438
             1   NSTAR ...........................           25             23
        80,000   RGS Energy Group Inc. ...........    2,012,462      1,645,000
         4,000   SIGCORP Inc. ....................      105,450         91,000
         6,000   WPS Resources Corp. .............      179,581        150,750
                                                    -----------    -----------
                                                     11,977,508     11,512,961
                                                    -----------    -----------
                 ENERGY AND UTILITIES: NATURAL GAS -- 26.7%
        42,000   AGL Resources Inc. ..............      772,225        714,000
        26,500   Berkshire Energy Resources ......      698,604        927,500
        45,000   Columbia Energy Group ...........    2,842,844      2,846,250
         7,500   CTG Resources Inc. ..............      274,362        260,625
        29,000   Delta Natural Gas Co. Inc. ......      490,349        451,312
        60,985   Eastern Enterprises .............    2,834,841      3,502,826
        52,100   EnergyNorth Inc. ................    2,384,506      2,868,756
        12,000   Fall River Gas Co. ..............      245,900        255,000
         1,500   National Fuel Gas Co. ...........       71,331         69,750
        10,000   Nicor Inc. ......................      373,000        325,000
        16,000   Peoples Energy Corp. ............      593,175        536,000
        20,000   Piedmont Natural
                  Gas Co. Inc. ...................      641,237        605,000
        26,000   Providence Energy Corp. .........      771,144        965,250
        25,000   SEMCO Energy Inc. ...............      393,000        295,313
       100,000   Southwest Gas Corp. .............    2,827,925      2,300,000
       110,000   WICOR Inc. ......................    3,192,202      3,210,625
        47,000   Yankee Energy System Inc. .......    1,922,338      2,065,063
                                                    -----------    -----------
                                                     21,328,983     22,198,270
                                                    -----------    -----------
                 ENERGY AND UTILITIES: WATER -- 14.8%
         3,000   American States Water Co. .......      113,525        108,000
        80,000   Aquarion Co. ....................    2,839,513      2,960,000
        11,000   Artesian Resources Corp.,
                  Cl. A ..........................      257,250        346,500
        22,000   Azurix Corp.+ ...................      313,350        196,625


                                                                      MARKET
        SHARES                                          COST          VALUE
        ------                                          ----          ------
        17,000   Birmingham Utilities Inc. .......  $   383,031    $   402,688
        12,000   California Water
                  Service Group ..................      367,269        363,750
         8,500   Connecticut Water
                  Service Inc. ...................      254,145        272,000
         4,000   Dominguez Services Corp. ........      128,165        121,000
        32,300   E'Town Corp. ....................    1,692,807      2,010,675
        10,500   Middlesex Water Co. .............      294,745        336,000
         4,000   Pennichuck Corp. ................       96,331        131,500
        11,100   SJW Corp. .......................    1,156,465      1,334,775
         3,000   Southwest Water Co. .............       41,000         45,000
        14,000   Valley Resources Inc. ...........      314,375        311,500
       100,000   United Water Resources Inc. .....    3,307,603      3,418,750
                                                    -----------    -----------
                                                     11,559,574     12,358,763
                                                    -----------    -----------
                 TELECOMMUNICATIONS -- 0.2%
         4,000   AT&T Canada Inc., Cl. B+ ........      121,540        161,000
                                                    -----------    -----------
                 WIRELESS COMMUNICATIONS -- 7.2%
        60,000   CenturyTel Inc. .................    2,370,000      2,842,500
        99,000   CommNet Cellular Inc.+ ..........    3,052,561      3,180,375
                                                    -----------    -----------
                                                      5,422,561      6,022,875
                                                    -----------    -----------
     TOTAL COMMON STOCKS                             67,483,433     69,138,680
                                                    -----------    -----------

     PREFERRED STOCK -- 1.0%
                 TELECOMMUNICATIONS -- 1.0%
        15,000   Citizens Utilities Co.,
                  5.00% Cv. Pfd. .................      746,741        845,625
                                                    -----------    -----------

    PRINCIPAL
     AMOUNT
     ------

   U.S. GOVERNMENT OBLIGATIONS-- 11.9%
   $10,087,000   U.S. Treasury Bills,
                  5.28% to 5.29%++,
                  due 01/20/00 to 03/30/00 .......    9,956,724      9,962,063
                                                    -----------    -----------

   REPURCHASE AGREEMENT -- 4.5%
     3,740,000   Agreement with State Street
                  Bank & Trust Co.,
                  3.25%, dated 12/31/99,
                  due 01/03/00, proceeds
                  at maturity $3,741,013 (b)......    3,740,000      3,740,000
                                                    -----------    -----------

     TOTAL INVESTMENTS -- 100.4% .................  $81,926,898     83,686,368
                                                    ===========

     OTHER ASSETS AND
       LIABILITIES (NET) -- (0.4)% ............................       (356,798)
                                                                   -----------

     NET ASSETS -- 100.0%
       (10,935,846 shares outstanding) ........................    $83,329,570
                                                                   ===========

     NET ASSET VALUE
       ($83,329,570 / 10,935,846 shares outstanding) ..........          $7.62
                                                                         =====
--------------------
(a) For Federal tax purposes:
          Aggregate cost ......................................    $79,701,518
                                                                   ===========
          Gross unrealized appreciation .......................    $ 6,565,943
          Gross unrealized depreciation .......................     (2,581,093)
                                                                   -----------
          Net unrealized appreciation .........................    $ 3,984,850
                                                                   ===========

(b) Collateralized by U.S. Treasury Note, 6.13% due 08/15/07, market value $3,815,225.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
    Investments, at value (Cost $81,926,898) ..  $83,686,368
    Cash ......................................          181
    Dividends and interest receivable .........      179,841
    Receivable for investments sold ...........      136,595
    Other receivables .........................      162,333
                                                 -----------
     TOTAL ASSETS .............................   84,165,318
                                                 -----------
LIABILITIES:
    Payable for investments purchased .........      389,767
    Payable for investment advisory fees ......       70,499
    Payable for shareholder services fees .....       60,000
    Payable to custodian ......................       12,800
    Other accrued expenses ....................      302,682
                                                 -----------
    TOTAL LIABILITIES .........................      835,748
                                                 -----------
      NET ASSETS applicable to 10,935,846
        shares outstanding ....................  $83,329,570
                                                 ===========
NET ASSETS CONSIST OF:
    Shares of beneficial interest, at par value  $    10,935
    Additional paid-in capital ................   74,520,936
    Accumulated net realized gain on
      investments .............................    7,038,229
    Net unrealized appreciation on investments     1,759,470
                                                 -----------
     TOTAL NET ASSETS .........................  $83,329,570
                                                 ===========
      NET ASSET VALUE ($83,329,570 / 10,935,846
        shares outstanding; unlimited number of shares
        authorized of $0.001 par value) .......        $7.62
                                                       =====

                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 1999 (A)

INVESTMENT INCOME:
    Dividends .................................   $  765,793
    Interest ..................................      788,509
                                                  ----------
    TOTAL INVESTMENT INCOME ...................    1,554,302
                                                  ----------
EXPENSES:
    Investment advisory fees ..................      384,080
    Shareholder communications expenses .......       72,000
    Shareholder services fees .................       60,000
    Legal and audit fees ......................       33,000
    Custodian fees ............................       27,016
    Trustees' fees ............................       18,950
    Miscellaneous expenses ....................       81,826
    Taxes .....................................      162,333
    Reimbursement for taxes ...................     (162,333)
                                                  ----------
    NET EXPENSES ..............................      676,872
                                                  ----------
    NET INVESTMENT INCOME .....................      877,430
                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
    Net realized gain on investments ..........      309,282
    Net change in unrealized appreciation
      on investments ..........................    1,759,470
                                                  ----------
    NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS ..........................    2,068,752
                                                  ----------
    Net Increase in Net Assets Resulting
      from Operations .........................   $2,946,182
                                                  ==========



                       STATEMENT OF CHANGES IN NET ASSETS

                                                               PERIOD ENDED
                                                           DECEMBER 31, 1999 (A)
                                                           --------------------
OPERATIONS:
    Net investment income ..................................   $   877,430
    Net realized gain on investments .......................       309,282
    Net change in unrealized appreciation on investments ...     1,759,470
                                                               -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .     2,946,182
                                                               -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ..................................      (877,430)
    Net realized gain on investments .......................      (309,282)
    In excess of net realized gain on investments ..........      (448,378)
                                                               -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................    (1,635,090)
                                                                -----------
Net increase in net assets from
    Utility Trust share transactions .......................    81,918,478
                                                               -----------
      NET INCREASE IN NET ASSETS ...........................    83,229,570
NET ASSETS:
    Beginning of period ....................................       100,000
                                                               -----------
    End of period ..........................................   $83,329,570
                                                               ===========
--------------------
(a) The Gabelli Utility Trust commenced operations on July 9, 1999.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Utility Trust ("Utility Trust") is a closed-end, non-diversified management investment company organized on February 25, 1999 as a Delaware corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. Investment operations commenced on July 9, 1999. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by Equity Trust 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to holders of record on July 1, 1999 at the rate of one share of the UtilityTrust for every ten shares of the EquityTrust.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Utility Trust, timing differences and differing characterization of distributions made by the Utility Trust.

      For the year  ended  December  31,  1999,  reclassifications  were made to
increase  accumulated   undistributed  net  realized  gain  on  investments  for
$7,486,607 with an offsetting adjustment to additional paid-in capital.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      A 4% excise tax is imposed on a regulated investment company to the extent it does not distribute 98% of its taxable income prior to December 31, 1999. For the year ended December 31, 1999, the Utility Trust incurred excise tax of $162,333. The Utility Trust's administrator has agreed to reimburse the Utility Trust for the amount of the excise tax due. Therefore, none of the excise tax liability will be borne by the shareholders of the Utility Trust.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 1.00% of the Utility Trust's average daily net assets. In accordance with the Advisory Agreement, the Adviser manages the Utility Trust's portfolio, makes investment decisions for the Utility Trust, places orders to purchase and sell securities of the Utility Trust and oversees the administration of all aspects of the Utility Trust's business and affairs.

      During  the period  ended  December  31,  1999,  Gabelli &  Company,  Inc.
("Gabelli & Company") and its affiliates received $49,864 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities,  other  than  short-term  securities,   aggregated  $78,693,414  and
$18,775,001, respectively, for the period ended December 31, 1999.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Trustees may determine from time to time) from the net asset value. For the period ended December 31, 1999, the Utility Trust did not repurchase any shares of its common stock in the open market.

      Transactions from shares of beneficial interest were as follows:

                                                                                                   PERIOD ENDED
                                                                                                    12/31/1999
                                                                                           --------------------------
                                                                                               Shares        Amount
                                                                                               ------        ------
Balance at July 9, 1999 (See Note 1) .....................................................      13,333    $   100,000
                                                                                            ----------    -----------
Shares issued immediately prior to the spin-off from the Equity Trust ....................  10,598,302     79,487,260
Shares issued by the Utility Trust .......................................................     301,809      2,262,562
Shares issued upon reinvestment
  of dividends and distributions .........................................................      22,402        168,656
                                                                                            ----------    -----------
Net increase .............................................................................  10,922,513     81,918,478
                                                                                            ----------    -----------
Balance at December 31, 1999 .............................................................  10,935,846    $82,018,478
                                                                                            ==========    ===========


6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

PER SHARE AMOUNTS FOR A UTILITY TRUST SHARE
OUTSTANDING THROUGHOUT THE PERIOD.
                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                   1999 (A)
                                                                 ------------
 OPERATING PERFORMANCE:
   Net asset value, beginning of period .......................    $  7.50
                                                                   -------
   Net investment income ......................................       0.08
   Net realized and unrealized gain on investments ............       0.19
                                                                   -------
   Total from investment operations ...........................       0.27
                                                                   -------
 DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ......................................      (0.08)
   Net realized gain on investments ...........................      (0.03)
   In excess of net realized gain on investments ..............      (0.04)
                                                                   -------
   Total distributions ........................................      (0.15)
                                                                   -------
   NET ASSET VALUE, END OF PERIOD .............................    $  7.62
                                                                   =======
   Market Value, end of period ................................    $  7.63
                                                                   =======
   Net Asset Value Total Return+ ..............................       3.62%
                                                                   =======
   Total Investment Return+ ...................................       3.70%
                                                                   =======
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .......................    $83,330
   Ratio of net investment income to average net assets (c) ...       2.27%(b)
   Ratio of operating expenses to average net assets (c) ......       1.75%(b)
   Portfolio turnover rate ....................................         37%
 --------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Gabelli Utility Trust commenced investment operations on July 9, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating
    expenses   to  average   net  assets   would  have  been  1.85%  and  2.17%,
    respectively.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Gabelli Utility Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period July 9, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 1999


CASH DIVIDENDS AND DISTRIBUTIONS

                                          TOTAL AMOUNT     ORDINARY      NON-TAXABLE       LONG-TERM       DIVIDEND
              PAYABLE          RECORD         PAID        INVESTMENT       RETURN           CAPITAL      REINVESTMENT
               DATE             DATE       PER SHARE        INCOME       OF CAPITAL          GAINS          PRICE
              -------         --------    ------------    ----------     -----------       ---------     ------------
COMMON SHARES
              10/29/99        10/19/99      $0.05000       $0.02713          --            $0.02287       $7.560000
              11/30/99        11/19/99       0.05000        0.02713          --             0.02287        7.621737
              12/27/99        12/17/99       0.05000        0.02713          --             0.02287        7.610000
                                            --------       --------      ---------         --------
                                            $0.15000       $0.08139          --            $0.06861

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1999 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Utility Trust in 1999 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

INITIAL COST BASIS
    On July 9, 1999, shares of the Gabelli Utility Trust were spun-off from the Gabelli Equity Trust at the rate of one Utility Trust share for every ten Equity Trust common shares owned as of July 1, 1999. The initial cost basis for these shares is $9.8125 per share, the fair market value on the distribution date, determined by averaging the high and low trading price on the distribution date. The holding period for the Utility Trust begins on July 12, 1999.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
    The Utility Trust paid to common shareholders an ordinary income dividend of $0.08139 per share in 1999. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 84.43% for all such dividends paid in 1999. The percentage of the ordinary income dividends paid by the Utility Trust during 1999 derived from U.S. Treasury Securities was 41.94%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 1999.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                             SHORT-     LONG-                 UNDISTRIBUTED   TAXES PAID ON
                             TERM       TERM     NON-TAXABLE    LONG-TERM     UNDISTRIBUTED                  ADJUSTMENT
             INVESTMENT     CAPITAL    CAPITAL    RETURN OF      CAPITAL         CAPITAL          TOTAL          TO
               INCOME        GAINS      GAINS      CAPITAL        GAINS           GAINS       DISTRIBUTIONS  COST BASIS
             ----------    --------   --------   -----------  -------------   -------------   -------------  ----------
1999          $0.08049     $0.00090   $0.06861       --           --              --            $0.15000         --

--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

--------------------------------------------------------------------------------
The Annual Meeting of the Utility Trust's stockholders will be held at 11:00 A.M. on Monday, May 15, 2000, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434
DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT
  GABELLI & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT
  DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN,
  THE BETHLEHEM CORP.
OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

James E. McKee
  SECRETARY

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Mengher & Flom

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
                                          Common
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     10,935,846

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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  For  general   information  about  the  Gabelli  Funds,   call   1-800-GABELLI
  (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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  Notice is hereby  given in  accordance  with Section  23(c) of the  Investment
  Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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
                            THE GABELLI UTILITY TRUST
                    One Corporate Center, Rye, NY 10580-1434

                      Phone: 1-800-GABELLI (1-800-422-3554)
                  Fax: 1-914-921-5118 Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com
                                                                  GBFUF-AR-12/99